                                     [LOGO]

                              SOURCE CAPITAL, INC.

                               SEMI-ANNUAL REPORT
                     for the six months ended June 30, 1998

                              SOURCE CAPITAL, INC.

                                     [LOGO]

DIRECTORS

Willard H. Altman
Wesley E. Bellwood
Julio J. de Puzo, Jr.
David Rees
Robert L. Rodriguez
Lawrence J. Sheehan
Charles W. Stanton

OFFICERS

Julio J. de Puzo, Jr., PRESIDENT
Eric S. Ende, SENIOR VICE PRESIDENT AND
  CHIEF INVESTMENT OFFICER
Robert L. Rodriguez, SENIOR VICE PRESIDENT
Steven R. Geist, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
Steven T. Romick, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

ChaseMellon Shareholder Services, L.L.C.
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
         SOR+ Preferred Stock

                         SUMMARY FINANCIAL INFORMATION

                                                                              Six months ended                Year ended
                                                                                June 30, 1998              December 31, 1997
                                                                         ---------------------------  ---------------------------
                                                                             Total                        Total
                                                                              Net        Per Common        Net        Per Common
                                                                             Assets         Share         Assets         Share
                                                                         --------------  -----------  --------------  -----------
Beginning of period....................................................  $  425,490,107   $   50.20   $  382,146,427   $   45.35
Net gain on investments, realized and unrealized.......................      28,228,142        3.81       76,662,465       10.50
Income available to Common shareholders................................       1,352,335        0.18        3,232,410        0.43
Regular distributions to Common shareholders...........................     (15,193,506)      (2.05)     (44,409,618)      (6.08)
Proceeds from shares issued for distributions reinvested
  by shareholders......................................................       3,033,687          --        7,858,423          --
                                                                         --------------  -----------  --------------  -----------
    Net changes during period..........................................  $   17,420,658   $    1.94   $   43,343,680   $    4.85
                                                                         --------------  -----------  --------------  -----------
End of period..........................................................  $  442,910,765   $   52.14   $  425,490,107   $   50.20
                                                                         --------------  -----------  --------------  -----------
                                                                         --------------  -----------  --------------  -----------

                                                                          June 30, 1998  December 31, 1997  December 31, 1996
                                                                          -------------  -----------------  -----------------
Common market price per share...........................................       53 3/8          51 1/16             45 1/2
Common market premium to net asset value................................         2.4%             1.7%               0.3%
Preferred asset coverage................................................         818%             786%               706%
Preferred liquidation preference per share..............................       $27.50            $27.50             $27.50
Preferred market price per share........................................            30               29             28 5/8

--------------------------------------------------------------------------------

                           DESCRIPTION OF THE COMPANY

  SOURCE CAPITAL, INC. is a major diversified, publicly traded investment company with total net assets of approximately $443,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stocks and convertible debentures.

  Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. The 1,969,212 outstanding Preferred shares each have a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 7,455,649 shares of Common Stock.

  Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

  Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.

  Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

  Source Capital has a Common Stock Distribution Policy which provides for cash distributions of approximately 10% of the ongoing net asset value of its Common shares. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess may be distributed to shareholders or retained by the Company. Distributions to Common shareholders are paid quarterly in a fixed amount which is periodically adjusted after sustained changes in net asset value appear to the Board of Directors reasonably likely to support the new distribution rate on a continuing basis. This policy is designed to allow Common shareholders to benefit not only from income, but a portion of the capital appreciation which has resulted to date. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

  Since the policy was adopted in June 1976, at an initial annual rate of $1.40 per share, continued increases in net asset value, despite payments from capital, have permitted 18 subsequent increases to the current rate of $4.20. Maintenance of the current $4.20 annualized rate is dependent upon achieving a total return on the Common Stock from both income and appreciation to sustain a net asset value of approximately $42.00.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

  Source Capital's total net assets decreased from $453,756,612 to $442,910,765 during the second quarter. Net asset value per Common share amounted to $52.14 at June 30, 1998 compared with $53.82 at March 31, 1998 and $50.20 at year-end 1997. These changes in net asset value were net of cash distributions of $1.00 paid in the first quarter and $1.05 paid in the second quarter.

INVESTMENT RESULTS, 1998 FIRST HALF

  For the six months ended June 30, 1998 the net asset value per share of Source Capital's Common Stock increased by 8.0%, including distributions paid during the period, while total net assets gained 7.5%. These returns compare with a 5.7% increase in the Russell 2500 Index. The foregoing changes were calculated on the basis of reinvesting all dividends and distributions.

INVESTMENT RESULTS, 1998 SECOND QUARTER

  In the most recent quarter, Source Capital's net asset value per share of Common Stock decreased 1.2%, including the $1.05 distribution paid during the period, while total net assets declined 0.8%, both on a reinvestment basis. In comparison, the Russell 2500 Index decreased 4.2% during the quarter, also on a reinvestment basis.

NET INVESTMENT INCOME
  Net investment income amounted to $1,707,018 and $3,715,389 for the second quarter and six months, respectively, as against $1,967,579 and $3,943,965 in the comparable periods of 1997. After providing for Preferred dividends, net investment income per Common share was $0.07 and $0.18 for the quarter and six-month periods, respectively, compared to the $0.11 and $0.22 earned in the corresponding periods of 1997.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

  A regular quarterly distribution of $1.05 per share was paid on June 15, 1998 to shareholders of record on May 29, 1998. This payment marks the 21st anniversary of Source Capital's 10% Distribution Policy which calls for total annual payments approximating 10% of the Common Stock's ongoing net asset value. Since the adoption of this policy, continuing growth in net asset value has led to 18 increases in the distribution rate totaling 200%--from the original $1.40 rate in June 1976, to the current $4.20 rate. The growth in the net asset value which has permitted this continuing expansion in cash distributions has been achieved despite distributions in excess of net investment income of $326,023,258 or $49.94 per Common share, and payments of federal income tax on undistributed realized capital gains amounting to $36,198,677 or $5.99 per Common share. Maintenance of the current $4.20 rate is dependent upon achieving long-term investment results which sustain a net asset value of approximately $42.00.

PREFERRED DIVIDENDS

  The regular Preferred dividend of $0.60 per share was paid on June 15, 1998, to shareholders of record on May 29, 1998. The changes in the Company's total net assets since year-end 1997 have resulted in changes in the Preferred shares' asset coverage from 786% at December 31, 1997 to 838% at March 31, 1998, and 818% at June 30, 1998. The decrease in net investment income led to a decline in Preferred dividend coverage to 144% for the second quarter and 157% for the six months, compared to 167% in each of the corresponding periods of 1997.

MARKET PRICE OF SOURCE CAPITAL SHARES

  The market price of Source Capital Common Stock increased from $51 1/16 to
$53 3/8 during the first half of 1998. As this $2.31 increase in market price was greater than the $1.94 gain in the underlying net asset value, the market premium to net asset value of 1.7% at year-end 1997 increased to 2.4% at June 30, 1998. The market price of Source Capital Preferred Stock increased to $30 at June 30, 1998 from $29 at year-end 1997.

COMMENTARY

  For yet another quarter, large capitalization companies rose in price, with the S&P 500 gaining 3%, and the biggest of the big doing even better--the fifty largest S&P companies were up 7%. Unfortunately, the average company did not share in these happy times; the Russell 2500 was down 4% for the quarter. Within this context, the 1.2% decline in Source Capital's net asset value per share represents a respectable, if regrettably negative, performance.

  Turning our attention to the first half of 1998, the powerful market gains which began in 1995 continued unabated, with the biggest-cap stocks continuing to take a disproportionate share. The following table shows just how dramatic this disparity was.

                                     January - June 1998
Market Cap Range                         Performance
----------------------------------  ---------------------
Over $20 Billion                              +16.6%
5 - 20 Billion                                  9.0%
2 - 5 Billion                                   3.6%
250 Million - 2 Billion                         1.1%
Under $250 Million                             (2.0)%

Source: Salomon Smith Barney

  With most of the companies in Source Capital's portfolio in the mid-cap and small-cap range of $250 million to $5 billion, the first half gain of 8% in net asset value per share is quite respectable.

  We should take this opportunity to emphasize that Source Capital's stock selection process is not market-cap driven. Rather we seek out high return, relatively unleveraged businesses which can be purchased at reasonable valuations and held for long periods. For a number of years, this approach has identified mostly mid- and small-cap stocks, and only a few larger-cap names. Most of the bigger companies, in our opinion, are too expensive, and offer little opportunity for us to add value by identifying mispriced or misunderstood companies.

  Source Capital's portfolio continues to meet our objective of owning better companies selling at lower valuations. As shown on the table below, these companies have grown faster, earned higher returns, and possess superior balance sheets, yet are priced at lower PE ratios than the average Russell 2500 Index company.

                                     Source        Russell 2500
                                     Capital           Index
                                  -------------  -----------------
EPS Growth (10 year)                       17%               9%
Return on Assets                           10%               6%
Debt % of Capital                          28%              47%
PE Ratio (last 12 months)                  19x              26x

  In this shareholder report, I would like to discuss two companies which we have purchased over the past few months. Although they are in different businesses--one sells computer networking products and the other metal working consumables and related products--there are surprising similarities in their operations. Each is a catalog distributor to mostly smaller companies, offering high service levels, an extensive product selection, and valuable technical knowledge.

  These companies also have very attractive financial characteristics. In addition to the high returns on capital, unleveraged balance sheets, and below-market valuations that we always look for, each company has significant future growth opportunities in its existing businesses.

  BLACK BOX is a direct marketer via catalog of computer communications, networking and connectivity equipment. Its catalog includes over 7,000 items, many of them hard to find, and mostly carrying the Black Box private label. It ships orders the same day they are received, with a 95% fulfillment rate.

  The key element of Black Box's business, which distinguishes it from other marketers of similar products, is its unparalleled levels of technical support. Black Box provides free 24-hour, 7-day access to highly skilled computer professionals whose job is to solve customers' problems (often with the aid of Black Box products). What's more this help is fast. The typical industry response to service calls is to start the customer with 10 minutes on hold. Black Box answers the phone in 20 seconds.

  Black Box has steadily grown sales at a 15-20% rate, while maintaining low-20s operating margins and earning high returns on capital. We believe this happy combination is sustainable into the future.

  We established our position in Black Box during the second quarter, buying stock in the low 30s. Earnings in 1998 are expected to be about $2.00 per share, which we feel gives this high quality and dynamic business an attractive valuation.

  JLK DIRECT DISTRIBUTION is a leading distributor of a broad range of metal cutting consumables and related products, including cutting tools, abrasives, measuring instruments, hand tools, and general workshop supplies. The company had its initial public offering just a year ago, as a partial spin-out from Kennametal, which still owns 80%. Kennametal is the second largest world-wide producer of cutting tools.

  JLK operates two somewhat related, but distinct businesses, J&L Industrial Supply and Full Service Supply. Of the two, J&L is the more exciting and important.

  J&L Industrial Supply is a direct marketer of metal cutting products to small and medium size businesses. Kennametal purchased it about 10 years ago to give it access to customers which it could not economically reach with its own direct sales force. It has been able to grow rapidly and profitably because of the significant competitive advantages it has over its mostly small and sleepy competitors. J&L offers superior selection--a 110,000-product catalog, with good-better-best alternatives. It provides rapid fulfillment, shipping 99% of domestic orders on the day received for overnight or second day delivery. Customers with more urgent requirements can pick-up their order at J&L showrooms located in 25 major U.S. markets. As the exclusive distributor of Kennametal product to smaller businesses, J&L can offer a premier brand, giving it instant credibility with potential customers. Finally, J&L is a source of technical metal cutting knowledge, both from its telemarketing staff, and from sales reps based in major market showrooms.

  Full Service Supply serves large manufacturers, like General Motors, Deere, Rockwell, and Pratt & Whitney, by letting them outsource the entire process of acquiring and inventorying metal working and related products at manufacturing facilities. Full Service Supply's logistics expertise, purchasing power, and technical knowledge can realize significant customer savings. This has resulted in rapid growth of this business, and Full Service Supply now services about 50 customers at over 100 site locations.

  We have been attracted by JLK Direct since before it became a public company. We purchased shares of Kennametal in early 1997, more interested in its distribution operations than in its core manufacturing business. At the time of JLK's June 1997 IPO, our desire to participate was frustrated by the high level of interest it generated among investors, i.e. it was a "hot deal" where we could not buy much stock and where the price in the aftermarket quickly rose to a premium we were unwilling to pay.

  Fortunately, recent events have given us a better opportunity to own a share of this business. As the result of a too aggressive acquisition program, JLK management found itself over extended, and unable to both rapidly assimilate its purchases as well as continue the dynamic growth of its base business. The consequence was a flattening of earnings growth and a significant slowing in revenue growth. The unforgiving growth and momentum oriented shareholders reacted dramatically to these disappointments and drove the price of JLK from $39 to $20 in six weeks, with most of the publicly held shares changing hands.

  We established our position during this period at an average cost of $22 per share, believing that JLK's current difficulties will be overcome and that the inherent superiorities of its business model and its talented management will enable it to return to its prior record of rapid growth and high returns on capital.

  As can be seen from the table below, Black Box and JLK have the superior returns and balance sheets, as well as the faster growth, that we are always striving to find. In addition, their valuations are also more attractive than average, with PEs on estimated 1998 and hoped-for 1999 earnings well below that of the average Russell 2500 Index company.

                                                                JLK Direct        Russell 2500
                                              Black Box        Distribution           Index
                                          -----------------  -----------------  -----------------
Revenue Growth Rate (5 Yr.)                          17%                29%                11%
Return on Equity                                     33%                24%                15%
Operating Income/ Assets                             34%                23%                11%
Debt % of Capital                                     7%                 1%                47%
Recent Price                                  $      32          $      20                 --
PE (98)                                              16x                18x                24x
PE (99)                                              13x                13x                21x
Market Cap                                  $600 Million       $500 Million       $650 Million

  We are excited by the prospects of these two recently purchased companies, and optimistic that they will provide rewarding long-term returns to Source Capital shareholders.

Respectfully submitted,

/s/ ERIC S. ENDE

Eric S. Ende
Senior Vice President and
  Chief Investment Officer
July 14, 1998

                            PORTFOLIO OF INVESTMENTS
                                 June 30, 1998

COMMON STOCKS                                                               Shares          Cost           Value
------------------------------------------------------------------------  -----------  --------------  --------------
PRODUCER DURABLE GOODS -- 18.9%
Denison International plc (ADR)*........................................      462,600  $    7,987,091  $    9,136,350
Donaldson Company, Inc..................................................      298,800       3,775,799       7,059,150
Federal Signal Corporation..............................................      178,200       3,948,396       4,332,488
Graco Inc...............................................................      411,000       5,482,222      14,333,625
Holophane Corporation*..................................................      535,500       9,319,851      13,655,250
IDEX Corporation........................................................      380,800       9,025,659      13,137,600
Kaydon Corporation......................................................      426,800       5,736,940      15,071,375
Leggett & Platt, Incorporated...........................................      282,200       3,276,951       7,055,000
                                                                                       --------------  --------------
                                                                                       $   48,552,909  $   83,780,838
                                                                                       --------------  --------------
TECHNOLOGY -- 13.6%
Arrow Electronics, Inc.*................................................      309,100  $    7,081,054  $    6,722,925
Belden Inc..............................................................      302,300       8,927,155       9,257,937
Black Box Corporation*..................................................      296,400       9,811,348       9,836,775
Channell Commercial Corporation*........................................      265,000       2,907,500       2,915,000
Galileo International, Inc..............................................      366,900       9,514,651      16,533,431
KEMET Corporation*......................................................      531,300       8,797,306       6,989,916
Methode Electronics, Inc. (Class A).....................................      503,400       7,847,185       7,802,700
                                                                                       --------------  --------------
                                                                                       $   54,886,199  $   60,058,684
                                                                                       --------------  --------------
BUSINESS SERVICES & SUPPLIES -- 9.7%
Applied Graphics Technologies, Inc.*....................................      117,180  $    3,007,100  $    5,360,985
Bacou USA, Inc.*........................................................      319,300       5,231,270       6,645,431
Expeditors International of Washington, Inc.............................      147,400         946,121       6,485,600
JLK Direct Distribution Inc. (Class A)*.................................      380,900       8,518,566       8,332,188
Manpower Inc............................................................      352,000      10,803,279      10,098,000
Viking Office Products, Inc.*...........................................      199,400       3,145,566       6,256,175
                                                                                       --------------  --------------
                                                                                       $   31,651,902  $   43,178,379
                                                                                       --------------  --------------
MATERIALS -- 6.8%
Caraustar Industries, Inc...............................................      437,500  $    9,448,417  $   12,632,812
Nucor Corporation.......................................................      180,200       8,707,743       8,289,200
OM Group, Inc...........................................................      219,800       5,398,940       9,066,750
                                                                                       --------------  --------------
                                                                                       $   23,555,100  $   29,988,762
                                                                                       --------------  --------------
CONSUMER NON-DURABLE GOODS -- 6.3%
Lancaster Colony Corporation............................................      360,450  $    8,300,201  $   13,652,044
Newell Co...............................................................      129,600       3,111,055       6,455,700
Tupperware Corporation..................................................      275,000      10,903,667       7,734,375
                                                                                       --------------  --------------
                                                                                       $   22,314,923  $   27,842,119
                                                                                       --------------  --------------
HEALTH CARE -- 6.1%
Allergan, Inc...........................................................      234,700  $    5,056,890  $   10,884,213
DENTSPLY International Inc..............................................      399,100       7,846,976       9,977,500
Landauer, Inc...........................................................      209,800       4,280,370       6,267,775
                                                                                       --------------  --------------
                                                                                       $   17,184,236  $   27,129,488
                                                                                       --------------  --------------
RETAILING -- 5.9%
Bob Evans Farms, Inc....................................................       73,800  $    1,304,143  $    1,563,637
CVS Corporation.........................................................      140,818       1,598,081       5,483,101
Circuit City Stores, Inc................................................      228,000       7,025,807      10,687,500
O'Reilly Automotive, Inc.*..............................................      240,600       3,965,918       8,661,600
                                                                                       --------------  --------------
                                                                                       $   13,893,949  $   26,395,838
                                                                                       --------------  --------------

                            PORTFOLIO OF INVESTMENTS

                                                                           Shares or
                                                                             Face
COMMON STOCKS (CONTINUED)                                                   Amount          Cost           Value
------------------------------------------------------------------------  -----------  --------------  --------------
ENTERTAINMENT -- 4.5%
Carnival Corporation....................................................      500,800  $    5,566,251  $   19,844,200
                                                                                       --------------  --------------
INSURANCE -- 3.4%
Poe & Brown, Inc........................................................      259,350  $    4,295,785  $    9,644,578
Progressive Corporation, The............................................       37,800       1,463,042       5,329,800
                                                                                       --------------  --------------
                                                                                       $    5,758,827  $   14,974,378
                                                                                       --------------  --------------
BANKING -- 2.9%
Norwest Corporation.....................................................      165,176  $    2,329,752  $    6,173,453
Wells Fargo & Company...................................................       18,366       4,585,983       6,777,054
                                                                                       --------------  --------------
                                                                                       $    6,915,735  $   12,950,507
                                                                                       --------------  --------------
CONSUMER DURABLE GOODS -- 2.5%
Cooper Tire & Rubber Company............................................      532,600  $   12,094,815  $   10,984,875
                                                                                       --------------  --------------
ENERGY -- 1.3%
Schlumberger Limited....................................................       84,500  $    5,643,476  $    5,772,406
                                                                                       --------------  --------------
TOTAL COMMON STOCKS -- 81.9%............................................               $  248,018,322  $  362,900,474
                                                                                       --------------  --------------

PREFERRED STOCKS

REAL ESTATE INVESTMENT TRUST -- 1.8%
Crown American Realty Trust.............................................       39,000  $    1,951,792  $    2,091,375
Excel Realty Trust, Inc., Cvt. (Class A)................................      200,000       5,000,000       5,900,000
                                                                                       --------------  --------------
                                                                                       $    6,951,792  $    7,991,375
                                                                                       --------------  --------------
CONVERTIBLE BONDS AND DEBENTURES

REAL ESTATE INVESTMENT TRUST -- 2.0%
Alexander Haagen Properties
  -- 7 1/2% 2001 (Series A).............................................  $ 1,050,000  $      916,125  $    1,015,875
  -- 7 1/2% 2001 (Series B).............................................    2,750,000       2,459,375       2,681,250
Developers Diversified Realty Corporation -- 7% 1999....................    2,500,000       2,430,625       2,903,125
Rockefeller Center Properties, Inc. -- 0% 2000..........................    3,005,000       2,296,657       2,351,412
                                                                                       --------------  --------------
                                                                                       $    8,102,782  $    8,951,662
                                                                                       --------------  --------------
PRODUCER DURABLE GOODS -- 1.8%
DRS Technologies, Inc.
  -- 8 1/2% 1998........................................................  $   719,000  $      627,328  $      722,595
  -- 9% 2003............................................................    2,000,000       2,000,000       2,705,000
Reptron Electronics, Inc. -- 6 3/4% 2004................................    5,980,000       5,798,575       4,664,400
                                                                                       --------------  --------------
                                                                                       $    8,425,903  $    8,091,995
                                                                                       --------------  --------------
HEALTH CARE -- 1.4%
IVAX Corporation -- 6 1/2% 2001.........................................  $ 1,500,000  $    1,256,125  $    1,350,000
NovaCare, Inc. -- 5 1/2% 2000...........................................    5,250,000       4,809,375       5,000,625
                                                                                       --------------  --------------
                                                                                       $    6,065,500  $    6,350,625
                                                                                       --------------  --------------
CONSUMER NON-DURABLE GOODS -- 0.4%
Bell Sports Corp. -- 4 1/4% 2000........................................  $ 2,000,000  $    1,765,724  $    1,700,000
                                                                                       --------------  --------------
TECHNOLOGY 0.2%
Read-Rite Corporation -- 6 1/2% 2004....................................  $ 1,000,000  $      808,750  $      625,000
                                                                                       --------------  --------------
TOTAL CONVERTIBLE BONDS AND DEBENTURES -- 5.8%..........................               $   25,168,659  $   25,719,282
                                                                                       --------------  --------------

                            PORTFOLIO OF INVESTMENTS

NON-CONVERTIBLE BONDS AND DEBENTURES                                      Face Amount       Cost           Value
------------------------------------------------------------------------  -----------  --------------  --------------
CORPORATE -- 5.0%
Advantica Restaurant Group, Inc. -- 11 1/4% 2008........................  $ 2,131,100  $    2,161,875  $    2,274,949
Busse Broadcasting Corporation -- 11 5/8% 2000..........................    2,350,000       2,275,325       2,518,906
DLJ Mortgage Acceptance Corp.
 (Series 1997-E Class B) -- 7.5481% 2026+...............................      992,600         875,993         914,433
GPA Delaware Inc. -- 8 3/4% 1998........................................    2,000,000       2,012,500       1,965,000
Merrill Lynch Mortgage Investors, Inc.
 (Series 1992-B) -- 8.3% 2012...........................................      713,300         724,738         719,541
Pacific Lumber Company, The -- 10 1/2% 2003.............................    1,000,000         967,500       1,031,250
Plantronics, Inc. -- 10% 2001...........................................    8,470,000       8,611,244       8,787,625
Trump Atlantic City Associates -- 11 1/4% 2006..........................    4,000,000       3,925,000       3,890,000
                                                                                       --------------  --------------
                                                                                       $   21,554,175  $   22,101,704
                                                                                       --------------  --------------
U.S. GOVERNMENT AND AGENCIES -- 1.6%
Federal Home Loan Mortgage Corporation
  -- 6 1/2% 2023 (IO)...................................................  $ 3,275,600  $      413,675  $      445,277
  -- 7% 2023 (CMO)......................................................    2,203,400       2,241,995       2,204,777
  -- 8 1/2% 2024 (REMIC)................................................    1,173,600       1,180,956       1,174,334
  -- 10.15% 2006 (REMIC)................................................      186,200         184,729         187,364
Federal National Mortgage Association
  -- 7% 2008 (REMIC)....................................................    1,147,600       1,140,400       1,147,600
Government National Mortgage Association (Mobile Home)
  -- 9 3/4% 2006........................................................      214,400         227,565         225,120
  -- 9 3/4% 2010........................................................    1,245,900       1,319,054       1,308,195
  -- 10 1/4% 2001-2004..................................................      293,300         312,530         309,890
                                                                                       --------------  --------------
                                                                                       $    7,020,904  $    7,002,557
                                                                                       --------------  --------------
TOTAL NON-CONVERTIBLE BONDS
 AND DEBENTURES -- 6.6%.................................................               $   28,575,079  $   29,104,261
                                                                                       --------------  --------------
TOTAL INVESTMENT SECURITIES -- 96.1%....................................               $  308,713,852  $  425,715,392
                                                                                       --------------  --------------
                                                                                       --------------
SHORT-TERM INVESTMENTS -- 4.0%
Short-term Corporate Notes:
  Bell Atlantic Corporation -- 5.54% 7/31/98............................  $ 2,000,000                  $    1,990,767
  Daimler-Benz North America Corp. -- 5.52% 7/13/98.....................    4,000,000                       3,992,640
  MetLife Funding, Inc.
    -- 5 1/2% 7/2/98....................................................    5,500,000                       5,499,160
    -- 5.53% 7/21/98....................................................    5,600,000                       5,582,795
  State Street Bank Repurchase Agreement -- 5% 07/01/98
    (Collateralized by U.S. Treasury Notes -- 6 1/8% 2001,
    market value $742,547)..............................................      723,000                         723,100
                                                                                                       --------------
                                                                                                       $   17,788,462
                                                                                                       --------------
TOTAL INVESTMENTS -- 100.1%.............................................                               $  443,503,854
Liabilities less other assets -- (0.1)%.................................                                     (593,089)
                                                                                                       --------------
TOTAL NET ASSETS -- 100%................................................                               $  442,910,765
                                                                                                       --------------
                                                                                                       --------------

* Non-income producing securities
+ Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration.

See notes to financial statements.

                            MAJOR PORTFOLIO CHANGES
                          Quarter Ended June 30, 1998

                                                                           Shares or
                                                                          Face Amount
                                                                        ----------------
NET PURCHASES

COMMON STOCKS
Arrow Electronics, Inc................................................       43,800 shs.
Bacou USA, Inc........................................................       28,100 shs.
Belden Inc............................................................       65,400 shs.
Black Box Corporation(1)..............................................      296,400 shs.
Cooper Tire & Rubber Company..........................................       87,200 shs.
Denison International plc (ADR).......................................      130,300 shs.
DENTSPLY International Inc............................................      127,100 shs.
JLK Direct Distribution Inc. (Class A)(1).............................      380,900 shs.
KEMET Corporation.....................................................      259,600 shs.
Landauer, Inc.........................................................       10,200 shs.
Manpower Inc..........................................................       63,400 shs.
Viking Office Products, Inc...........................................       51,100 shs.

CONVERTIBLE SECURITY
Read-Rite Corporation -- 6 1/2% 2004..................................  $        500,000

NET SALES

COMMON STOCKS
Allergan, Inc.........................................................       46,400 shs.
Bob Evans Farms, Inc..................................................      104,500 shs.
CVS Corporation.......................................................       37,500 shs.
Carnival Corporation..................................................        7,600 shs.
Franklin Covey Co.(2).................................................      231,800 shs.

CONVERTIBLE SECURITY
Phoenix Duff & Phelps Corporation -- 6% 2001(2).......................  $      1,875,000

NON-CONVERTIBLE SECURITIES
Federal Home Loan Mortgage Corporation (REMIC) -- 8 1/2% 2024.........  $      1,441,300
Federal National Mortgage Association (REMIC) -- 8% 2011(2)...........  $        950,300
Genesco Inc. -- 10 3/8% 2003(2).......................................  $      1,150,000
Primark Corporation -- 8 3/4% 2000(2).................................  $      6,472,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                                                       June 30, 1998
                                                                                               ------------------------------
ASSETS
  Investments at value:
    Investment securities -- at market value
      (cost $308,713,852) -- Note A..........................................................  $  425,715,392
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) -- Note A.................................................      17,788,462  $  443,503,854
                                                                                               --------------
  Cash.......................................................................................                             126

  Receivable for:
    Dividends and accrued interest...........................................................  $    1,840,805
    Investment securities sold...............................................................       1,197,664
    Other....................................................................................           1,025       3,039,494
                                                                                               --------------  --------------
                                                                                                               $  446,543,474

LIABILITIES
  Payable for:
    Investment securities purchased..........................................................  $    3,135,139
    Advisory fees............................................................................         255,535
    Accrued dividends -- Preferred Stock.....................................................         196,921
    Accrued expenses.........................................................................          45,114       3,632,709
                                                                                               --------------  --------------
TOTAL NET ASSETS -- June 30, 1998............................................................                  $  442,910,765
                                                                                                               --------------
                                                                                                               --------------

  Assets applicable to Preferred Stock at a liquidation preference of
    $27.50 per share (asset coverage 818%) -- Note B.........................................                  $   54,153,330
                                                                                                               --------------
                                                                                                               --------------

  Net assets applicable to Common Stock -- $52.14 per share..................................                  $  388,757,435
                                                                                                               --------------
                                                                                                               --------------

SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par value $3 per share;
    authorized 3,000,000 shares; outstanding 1,969,212 shares -- Note B......................                  $    5,907,636
  Common Stock -- par value $1 per share; authorized 12,000,000 shares;
    outstanding 7,455,649 shares -- Note B...................................................                       7,455,649
  Additional Paid-in Capital.................................................................                     300,295,486
  Undistributed net realized gain on investments.............................................                      21,866,918
  Unrealized appreciation of investments.....................................................                     117,001,540
  Unallocated distributions -- Note A........................................................                      (9,616,464)
                                                                                                               --------------
TOTAL NET ASSETS -- June 30, 1998............................................................                  $  442,910,765
                                                                                                               --------------
                                                                                                               --------------

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                     For the six months ended June 30, 1998

INVESTMENT INCOME
  Income:
    Interest................................................                  $   3,409,572
    Dividends...............................................                      2,263,227
                                                                              -------------
                                                                              $   5,672,799
  Expenses -- Note C:
    Advisory fees...........................................  $   1,545,390
    Transfer agent fees and expenses........................        150,863
    Reports to shareholders.................................         97,737
    Directors' fees and expenses............................         39,000
    Legal and auditing fees.................................         34,055
    Taxes, other than federal income tax....................         33,300
    Custodian fees and expenses.............................         24,241
    Registration and filing fees............................         16,748
    Insurance...............................................         12,195
    Other expenses..........................................          3,881       1,957,410
                                                              -------------   -------------
        Net investment income -- Note A.....................                  $   3,715,389
                                                                              -------------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized gain on investments:
    Proceeds from sale of investment securities
      (Excluding short-term investments with maturities of
     60 days or less).......................................  $  59,424,521
    Cost of investment securities sold......................     42,724,609
                                                              -------------
      Net realized gain on investments -- Notes A and D.....                  $  16,699,912
  Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period..........  $ 105,473,310
    Unrealized appreciation at end of period................    117,001,540
                                                              -------------
      Increase in unrealized appreciation of investments....                     11,528,230
                                                                              -------------
        Net realized and unrealized gain on investments.....                  $  28,228,142
                                                                              -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................................                  $  31,943,531
                                                                              -------------
                                                                              -------------

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                      For the six months ended           For the year ended
                                                            June 30, 1998                 December 31, 1997
                                                    -----------------------------   -----------------------------
INCREASE IN TOTAL NET ASSETS
Operations:
  Net investment income...........................  $   3,715,389                   $   7,958,519
  Net realized gain on investments
    -- Notes A and D..............................     16,699,912                      42,884,612
  Increase in unrealized appreciation of
    investments...................................     11,528,230                      33,777,853
                                                    -------------                   -------------
Increase in total net assets resulting
  from operations.................................                  $  31,943,531                   $  84,620,984

Distributions to Preferred shareholders:
  From net investment income......................                     (2,363,054)                     (4,726,109)

Distributions to Common shareholders:
  From net investment income......................  $  (5,577,042)                  $  (2,329,594)
  From net realized capital gains.................       --                           (42,080,024)
  Unallocated -- Note A...........................     (9,616,464)    (15,193,506)       --           (44,409,618)
                                                    -------------                   -------------
  Proceeds from shares issued for distributions
    reinvested by shareholders -- Note B..........                      3,033,687                       7,858,423
                                                                    -------------                   -------------
Increase in total net assets......................                  $  17,420,658                   $  43,343,680

TOTAL NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $4,224,707 and $3,321,891....................                    425,490,107                     382,146,427
                                                                    -------------                   -------------
End of period, including
  undistributed net investment income
  of $4,224,707 at December 31, 1997..............                  $ 442,910,765                   $ 425,490,107
                                                                    -------------                   -------------
                                                                    -------------                   -------------

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
  Selected data for a share of Common Stock outstanding throughout each period

                                                       Six
                                                     Months                      Year ended December 31,
                                                      Ended     ---------------------------------------------------------
                                                    June 30,
                                                      1998        1997        1996        1995        1994        1993
                                                    ---------   ---------   ---------   ---------   ---------   ---------
Per share operating performance:
Net asset value at beginning of period............  $   50.20   $   45.35   $   42.58   $   38.52   $   41.85   $   42.87
                                                    ---------   ---------   ---------   ---------   ---------   ---------
Net investment income.............................  $    0.50   $    1.08   $    1.30   $    1.48   $    1.62   $    1.94
Net realized and unrealized gain (loss)
  on investment securities........................       3.81       10.50        8.25        6.84       (0.67)       1.32
                                                    ---------   ---------   ---------   ---------   ---------   ---------
  Total from investment operations................  $    4.31   $   11.58   $    9.55   $    8.32   $    0.95   $    3.26
                                                    ---------   ---------   ---------   ---------   ---------   ---------
Distributions to Preferred shareholders:
  From net investment income......................  $   (0.32)  $   (0.65)  $   (0.65)  $   (0.66)  $   (0.69)  $   (0.72)
Distributions to Common shareholders:
  From net investment income......................      (0.75)      (0.32)      (0.51)      (0.50)      (1.14)      (1.39)
  From net realized gains.........................         --       (5.76)      (5.62)      (3.10)      (2.03)      (2.21)
  In excess of net realized gains.................         --          --          --          --       (0.02)         --
  From Additional Paid-in Capital.................         --          --          --          --       (0.41)         --
  Unallocated.....................................      (1.30)         --          --          --          --          --
                                                    ---------   ---------   ---------   ---------   ---------   ---------
    Total distributions...........................  $   (2.37)  $   (6.73)  $   (6.78)  $   (4.26)  $   (4.29)  $   (4.32)
                                                    ---------   ---------   ---------   ---------   ---------   ---------
Effect of shares issued for distributions
  reinvested by shareholders......................         --          --          --          --   $    0.01   $    0.04
                                                    ---------   ---------   ---------   ---------   ---------   ---------

Net asset value at end of period..................  $   52.14   $   50.20   $   45.35   $   42.58   $   38.52   $   41.85
                                                    ---------   ---------   ---------   ---------   ---------   ---------
                                                    ---------   ---------   ---------   ---------   ---------   ---------
Per share market value at end of period...........  $   53.38   $   51.06   $   45.50   $   41.88   $   37.00   $   43.25
Total investment return(1)........................       8.7%       26.9%       24.5%       23.4%      (6.5)%      (1.8)%
Net asset value total return(2)...................       8.0%       25.4%       21.9%       20.7%        0.6%        6.3%

Ratios/supplemental data:
  Net assets at end of period (in thousands)......   $442,911    $425,490    $382,146    $362,087    $329,427    $330,465
  Ratio of expenses to average net assets.........      0.88%(3)     0.87%      0.89%       0.91%       0.96%       0.95%
  Ratio of net income to average net assets.......      1.66%(3)     1.95%      2.52%       3.04%       3.36%       3.86%
  Portfolio turnover rate.........................     22.23%(3)    27.46%     41.04%      51.44%      71.39%      73.91%
  Average brokerage commission per share..........    $0.0577     $0.0586     $0.0589          --          --          --

Preferred Stock:
Total shares outstanding(4).......................  1,969,212   1,969,212   1,969,212   1,969,212   1,969,212   1,969,212
Asset coverage per share(4).......................    $224.92     $216.07     $194.06     $183.87     $167.29     $167.82
Involuntary liquidation preference per share......     $27.50      $27.50      $27.50      $27.50      $27.50      $27.50
Average market value per share(5).................     $30.09      $28.72      $28.50      $28.00      $27.89      $30.24

(1) Based on market value per share, adjusted for reinvestment of distributions and taxes

(2) Based on net asset value per share, adjusted for reinvestment of distributions and taxes

(3) Annualized

(4) Information shown as of the end of the period

(5) The average of all month-end market values during each period

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 1998

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

      The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

      1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange or on the NAS-DAQ National Market System are valued at the last sale price on the last business day of the period, or, if there was not a sale that day, at the mean between the most recent bid and asked prices. Securities which are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

      2. FEDERAL INCOME TAX--No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

      3. UNALLOCATED DISTRIBUTIONS-- Unallocated distributions represent distributions paid to Common shareholders during the period from source(s) other than net investment income. Such source(s) will be determined by the results of operations for the entire fiscal year and will be paid-in capital, except to the extent of any net realized capital gains for the fiscal year.

      4. USE OF ESTIMATES--The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

      5. OTHER--Securities transactions are accounted for on the date securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date.

NOTE B--CAPITAL STOCK

      The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more.

      The Company issued 58,390 shares of Common Stock under its Reinvestment Plan for Common and Preferred shareholders during the six months ended June 30, 1998.

NOTE C--ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

      Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser") monthly investment advisory fees calculated at an annual rate of .725% for the first $100 million of total net assets, .700% for the next $100 million of total net assets, and .675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

      For the six months ended June 30, 1998, the Company paid aggregate fees of $39,000 to all Directors who are not affiliated persons of the Investment Adviser. During the six months ended June 30, 1998, the Company incurred legal fees of $4,980 payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is of counsel to, and a retired partner of, that firm. The Officers of the Company are also officers of the Investment Adviser.

NOTE D--PURCHASES AND SALES OF SECURITIES

      Cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $46,635,109 for the six months ended June 30, 1998. Cost of investment securities owned at June 30, 1998 was the same for federal income tax and financial reporting purposes. Gains and losses are based on the specific certificate identification method.

NOTE E--YEAR 2000

      Like other investment companies, financial and business organizations and individuals around the world, the Company could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Company's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Company.

                           RESULTS OF ANNUAL MEETING

    Following is a list of matters voted upon and the results of those votes cast at the annual meeting of shareholders held May 4, 1998:

    1. With respect to the election of five directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

                                                                                                         VOTES FOR    VOTES WITHHELD
                                                                                                        ------------  --------------
COMMON
Wesley E. Bellwood....................................................................................     5,607,639        66,742
Julio J. de Puzo, Jr..................................................................................     5,610,135        66,742
David Rees............................................................................................     5,610,927        66,742
Robert L. Rodriguez...................................................................................     5,607,639        66,742
Lawrence J. Sheehan...................................................................................     5,608,685        66,742

PREFERRED
Willard H. Altman.....................................................................................     1,519,009        23,638
Charles W. Stanton....................................................................................     1,519,029        23,638

    2. With respect to continuation of the Investment Advisory Agreement, a total of 7,049,883 shares voted for, 45,216 shares voted against and 123,305 shares abstained.

    3. With respect to the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year, a total of 7,112,921 shares voted for, 27,165 shares voted against and 78,318 shares abstained.

   No broker non-votes were received with respect to any of the matters voted upon above.

SOURCE CAPITAL, INC.                             BULK RATE
11400 West Olympic Boulevard, Suite 1200       U.S. POSTAGE
Los Angeles, California 90064                      PAID
                                                   CMSS